UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2021

SomaLogic, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40090	52-4298912
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2945 Wilderness Place, Boulder, Colorado	80301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 625-9000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	SLGC	The NASDAQ Stock Market LLC
Warrants, each exercisable for one share of Class A common stock at an exercise price of $11.50 per share	SLGCW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01. Entry into a Material Definitive Agreement.

On December 31, 2021, SomaLogic, Inc. (the “Company”) entered into a collaboration agreement (the “Collaboration Agreement”) with Illumina Cambridge. Ltd. (“Illumina Cambridge”), and with Illumina, Inc. (together with Illumina Cambridge, collectively, “Illumina”), solely as guarantor of certain obligations of Illumina Cambridge under the Collaboration Agreement, in connection with the development of co-branded next generation sequencing (“NGS”) based proteomic distributable kits (the “Licensed Products”) and related commercial arrangements.

The Collaboration Agreement includes the following terms, among others:

●	The Company grants Illumina rights to use certain of the Company’s intellectual property to develop the Licensed Products in exchange for, among other things, an up-front payment from Illumina to the Company of $30,000,000 and certain minimum annual royalty payments to the Company in each year following the first commercial sale of the Licensed Products up to a minimum royalty payment of $25,900,000 in the fifth and each subsequent year following the first commercial sale of the Licensed Products, creditable against royalties to the Company based on net sales of the Licensed Products subject to varying royalty rates depending on, among other things, the time period during which the net sales occur.

●	The Company further grants Illumina the right to grant third parties the right to use certain of the Company’s intellectual property solely to the extent necessary for the development and commercialization of NGS-based proteomic distributable kits.

●	The Company also grants Illumina the right to grant third parties the right to use certain of the Company’s intellectual property for the development and commercialization of certain in vitro diagnostic test kits in exchange for a technology access fee to be assessed by Illumina and paid to the Company.

●	Licensed Products will be developed pursuant to a mutually agreed upon development plan. Illumina will be responsible for regulatory, manufacturing and commercialization activities, except that the Company will maintain sole responsibility and sole decision-making authority for and with respect to the Company’s proprietary SOMAmer reagents and any other components provided to Illumina by the Company pursuant to a supply agreement, which the parties have agreed will be negotiated in good faith and entered into in advance of the commercialization of the Licensed Products. Illumina has agreed to use commercially reasonable efforts to commercialize a Licensed Product.

●	Each party will retain ownership to its background intellectual property as well as any new intellectual property conceived and reduced to practice solely by the employees of such party. Intellectual property conceived and reduced to practice jointly by the parties will be the joint intellectual property of the parties.

●	For a period beginning on the effective date of the Collaboration Agreement and ending on the seventh (7th) anniversary of the first commercial sale of a Licensed Product, which may be shortened upon the occurrence of certain events, Illumina, the Company and its affiliates have agreed to collaborate exclusively with each other on the development of Licensed Products.

●	The parties have agreed to certain representations and warranties, indemnification, limitations of liability, and confidentiality and other provisions customary for agreements of a similar nature.

Unless earlier terminated in accordance with its terms, the Collaboration Agreement will remain in effect until the expiration of the last-to-expire royalty period for the Licensed Products. The Collaboration Agreement may be terminated by either party due to a material breach of the other party, subject to certain cure and dispute resolution provisions, and certain other events, such as insolvency.

The foregoing description of the Collaboration Agreement does not purport to be complete and is qualified in its entirety by reference to the actual text of the Collaboration Agreement. The Company intends to seek confidential treatment for certain portions of the Collaboration Agreement, and subject to such confidential treatment, the Company will file the Collaboration Agreement as an exhibit to its Annual Report on Form 10-K for the year ended December 31, 2021.

Item 7.01. Regulation FD Disclosure.

The Company’s press release issued on January 5, 2022 announcing its entry into the Collaboration Agreement and the transactions contemplated thereby is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements, which statements are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are based upon the Company’s current plans, estimates, and expectations, and are subject to known and unknown risks and uncertainties that may cause actual results to differ materially. The risks and uncertainties that may affect the Company’s future results of operations are identified and described in more detail in its filings with the Securities and Exchange Commission. You should not place undue reliance on the forward-looking statements contained herein, which speak only as of the date of this Current Report on Form 8-K. The Company undertakes no obligation to update these statements as a result of new information or future events.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Exhibit Description
99.1	Press Release issued by SomaLogic, Inc. on January 5, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SomaLogic, Inc.
(Registrant)

By:	/s/ Roy Smythe
Name:	Roy Smythe
Title:	Chief Executive Officer

January 5, 2022

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